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                           [ARTHUR ANDERSEN LLP LOGO]

                                                                    Exhibit 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into Sunterra Corporation's (formerly Signature Resorts, Inc.) previously filed Registration Statement File Nos. 333-63621, 333-47215, 333-46511, 333-15361, 333-30285 and
333-09096.


March 29, 1999,
   Orlando, Florida